SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported)	November 21, 2000

GEORGIA-PACIFIC CORPORATION (Exact Name of Registrant as Specified in its Charter)

GEORGIA (State or Other Jurisdiction of Incorporation)	1-3506 (Commission File Number	93-0432081 (IRS Employer Identification Number)

133 PEACHTREE STREET, N.E., ATLANTA, GEORGIA (Address of Principal Executive Offices)	30303 (Zip Code)

Registrant's Telephone Number, including area code	(404) 652-4000

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Item 5. Other Events.

On November 21, 2000, the Georgia-Pacific Corporation (the "Company") issued a press release announcing that it will sell its away-from-home tissue business, including approximately 368,000 tons of tissue manufacturing capacity, associated converting facilities and the sales and marketing functions that support this business.

In the same press release, the Company also announced it is extending its exchange offer for all outstanding shares of Fort James Corp. (NYSE: FJ) from the prior expiration date of 6 p.m. Eastern time today (Tuesday, Nov. 21, 2000) to 6 p.m. Eastern time, Wednesday, Nov. 22, 2000. Thus the offer and withdrawal rights will expire at 6 p.m. Eastern time, Wednesday, Nov. 22, 2000.

The press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.           Financial Statements, Pro Forma Financial Information and Exhibits.
(a)	Financial Statements of Business Acquired
Not required.
(b)	Pro Forma Financial Information
Not required.
(c)	Exhibits
	99.1	Press release issued by Georgia-Pacific Corporation on November 21, 2000 announcing divestiture of commercial tissue business and extension of Fort James Exchange Offer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORGIA-PACIFIC CORPORATION (Registrant)

Dated: November 22, 2000	By: /s/ Kenneth F. Khoury Kenneth F. Khoury Vice President, Deputy General Counsel and Secretary

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INDEX TO EXHIBITS

Exhibit No. Sequentially Numbered Description

99.1	Press release issued by Georgia-Pacific Corporation on November 21, 2000 announcing divestiture of commercial tissue business and extension of Fort James Exchange Offer.